Supplement dated March 17, 2025, to the Statement of Additional Information (“SAI”) dated February 1,

2025, as may be revised or supplemented from time to time.

Loomis Sayles Core Plus Bond Fund

(the “Fund”)

Effective immediately, the table under the second paragraph in the sub-section “Investment Strategies” under the section “Investment Strategies and Risks” of the Fund’s SAI is hereby amended to include the following with regard to the Fund:

Fund	Securities	Practices
Core Plus Bond Fund

Debt Securities (Adjustable Rate Mortgage Securities, Asset-Backed Securities, Bank Loans, Below Investment Grade Fixed-Income Securities, Collateralized Loan Obligations, Collateralized Mortgage Obligations, Mortgage Dollar Rolls, Pay-in-Kind Securities, Structured Notes, Stripped Securities, Zero-Coupon Securities, Convertible Securities, Inflation-Linked Securities, Real Estate Investment Trusts, To Be Announced Securities)

Equity Securities (Investment Companies, Preferred Stock)

Foreign Securities (Depositary Receipts, Supranational Entities)

Money Market Instruments

Futures Contracts

Illiquid Securities

Options

Swap Contracts

When-Issued Securities

Repurchase Agreements

Foreign Currency Transactions

National Security / Committee on Foreign Investment in the United States (“CFIUS”) Regulation Risk

Indirect Exposure to Cryptocurrency Risk

Effectively immediately, the subsection “Investment Strategies” under the section “Investment Strategies and Risks” in the SAI is amended to add the following:

“To Be Announced” Transactions

A Fund may buy securities in a “to be announced” (“TBA”) transaction. In a TBA transaction, a Fund commits to purchase securities for which all specific information is not yet known at the time of the trade. If deemed advisable as a matter of investment strategy, the Adviser may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases, a Fund may realize a short-term capital gain or loss. Securities purchased on a TBA basis have similar risks to when-issued securities.

A Fund will not accrue interest on the security between the time a Fund enters into the commitment and the time the security is delivered. When a Fund buys a security on a TBA basis, it assumes the risks of ownership of the underlying securities. For example, a Fund is subject to the risk that market rates of interest will increase before the time the security is delivered or that the security will otherwise decrease in value. Recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements for the TBA market that require a Fund to post collateral in connection with its TBA transactions. TBA transactions historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions to a Fund and impose added operational complexity. Future regulatory changes may limit the ability of a Fund to engage in TBA transactions to the extent desired.

A Fund may also take short positions in TBA securities. To enter a short sale of a TBA security, a Fund effectively agrees to sell a security that it does not own at a future date and price. When a Fund enters into a short sale of a TBA security that it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of a Fund’s share price.

TBA transactions may give rise to a form of leverage. TBA transactions, like other forward-settling securities, involve leverage because they can provide investment exposure in an amount exceeding a Fund’s initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly.